EXHIBIT 10.15

          FIRST AMENDING AGREEMENT TO THE MOUNTAIN VIEW LEASE AGREEMENT

THIS FIRST AMENDING AGREEMENT made as of and effective from the twentieth day of January, 2004.

BETWEEN:
          WILLIAM G. MOUAT, individually and as Trustee, LAURENNE SUE O'DORISIO President of FORT STOCKTON INVESTMENTS, INC., and MOUAT NICKEL MINES, INC., LOIS DELANNOY (a/k/a LOIS E. deLANNOY), individually and as Trustee of the 1985 DELANNOY FAMILY TRUST, SHIRLEY M. MOUAT, JOHN C. MOUAT, DONALD D. MOUAT, ELLEN A. LANGSTON, DONNA DUBA, HAROLD C. NELSON, ANNE FUJIWARA, WILLARD FERCH (a/k/a WILLARD A. FERCH), IVER J. HJELVIK, DONNA F. HJELVIK, ROBERT MOUAT, DAVID MOUAT and ELLEN L. SCHOEMER,

          (collectively, "Lessors")
                                                               OF THE FIRST PART
AND:
          AURORA METALS (BVI) LIMITED, a company incorporated pursuant to the laws of the British Virgin Islands, and having an office at Suite 1505, 1060 Alberni Street, , Vancouver, British Columbia, Canada V6E 4K2.

(the "Lessee")
                                                              OF THE SECOND PART
WHEREAS:

A. By Mountain View Lease Agreement to be dated February 1, 2004 made between Lessors and Lessee (the "Mountain View Lease Agreement"), Lessors leased to the Company certain patented and unpatented mining claims and tunnel sites located in Stillwater County, Montana upon the terms and conditions set forth in said Mountain View Lease Agreement; and

B.   Lessors and Lessee have further agreed as herein set forth.

NOW THEREFORE THIS FIRST AMENDING AGREEMENT WITNESSETH that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessors and Lessee agree as follows:

1.   ARTICLE IV - PRODUCTION ROYALTIES, Section D Federal Royalty of the
                                                  ---------------
     Mountain View Lease Agreement is hereby amended by deleting the words "fifty percent (50%) of any Federal Royalty payment may be offset against and deducted from any Production Royalties payable to Lessors hereunder" and inserting the words "such Federal Royalty shall not be offset against, nor deducted from, any Production Royalties payable to Lessors hereunder".

2. Save as expressly amended herein, the covenants and agreements contained in the Mountain View Lease Agreement shall remain in force and full effect.

This First Amending Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this First Amending Agreement as of and from the date first written above.

LESSORS:

MOUAT  NICKEL  MINES,  INC.

_______________________________________
LAURENNE  SUE  O'DORISIO,  President

_______________________________________
WILLIAM  G.  MOUAT,  individually  and  as  trustee

_______________________________________
SHIRLEY  M.  MOUAT,  individually


FORT  STOCKTON  INVESTMENTS,  INC.

_______________________________________
LAURENNE SUE O'DORISIO, President

_______________________________________
LOIS E. deLANNOY, individually and as Trustee of the 1985 deLANNOY FAMILY TRUST

_______________________________________
JOHN C. MOUAT

_______________________________________
DONALD D. MOUAT

_______________________________________
ELLEN A. LANGSTON

_______________________________________
DONNA DUBA

_______________________________________
HAROLD C. NELSON

_______________________________________
ANNE FUJIWARA

_______________________________________
WILLARD FERCH

_______________________________________
IVER J. HJELVIK

_______________________________________
DONNA F. HJELVIK

_______________________________________
ROBERT MOUAT

_______________________________________
DAVID MOUAT

_______________________________________
ELLEN L. SCHOEMER


LESSEE:

AURORA  METALS  (BVI)  LIMITED

_________________________________
JOHN A. A. JAMES, President